                              Goldman Sachs Funds


--------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND                    Annual Report   August 31, 1999
--------------------------------------------------------------------------------
[GRAPHIC APPEARS HERE]

                                             Long-term capital growth

                                             potential from a diversified

                                             portfolio of equity securities.






                                                                 -------
                                                                 Goldman
                                                                 Sachs
                                                                 -------

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

     Market Overview



     Dear Shareholder,

     During the period under review, the ongoing strength of the U.S. economy surprised many experts, and amidst shifting preferences for equities, most sectors of the stock market produced solid returns.


              .U.S. Equities Performed Well, As Investors Proved the Value of
               Diversification -- As 1999 began, the market continued its ascent, due largely to a strong economy and low inflation. But the market rally was extremely narrow, as gains were mostly limited to a few very large growth companies and the technology sector. Then, in the second quarter, investors abruptly shifted gears -- taking renewed interest in economically sensitive, smaller-cap and value-oriented stocks. In recent months, the market has been hard to classify. In July, most sectors retreated, as concerns over inflation led to higher interest rates. As the reporting period ended, there were mixed signals on the inflation front, and some market sectors rebounded.

              .The U.S. Economy Continued To Move Forward -- A year ago, few experts would have predicted the robust growth we continue to see in the U.S. economy. During the fourth quarter of 1998, the Federal Reserve Board made the last of three interest rate cuts. The Fed's actions signaled its concerns over the economic crisis overseas, and its potential for triggering a meaningful slowdown of the U.S. economy in 1999. However, during the first quarter of the year, signs pointed to economies in Asia rebounding much faster than anticipated, and the U.S. economy resumed its march forward. While inflation had not been a concern for quite some time, several factors, including rising commodity prices and wages led the Federal Reserve to raise short-term rates toward the end of the reporting period. Looking ahead, it remains unclear whether additional rate hikes would be implemented.

              .Market Outlook: Short-Term Optimism -- We continue to have a generally positive outlook for U.S. stocks in the coming months. Corporate profits should remain healthy, and we would expect to see strong economic growth for the remainder of 1999. While inflation could be somewhat higher than in years past, it should remain moderate. There are several factors that could derail the stock market's record ascent. These include the Federal Reserve's interest rate stance, lower productivity gains, potentially higher labor costs, corporate profit margins and Y2K issues. Therefore, we encourage you to maintain a diversified portfolio and continue focusing on the longer-term.

               As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

               Sincerely,


               /s/ David B. Ford             /s/ John P. McNulty
               ----------------------        ----------------------

               David B. Ford                 John P. McNulty
               Co-Head, Goldman Sachs        Co-Head, Goldman Sachs
               Asset Management              Asset Management

               September 3, 1999


----------------------
  .NOT FDIC INSURED

  .May Lose Value

  .No Bank Guarantee
----------------------

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND


Fund Basics
as of August 31, 1999


                            Assets Under Management


                                 $14.2 Million


                               Number of Holdings


                                       75


                                 NASDAQ Symbols


                                 Class A Shares


                                      GGOAX


                                 Class B Shares


                                     GGOBX


                                 Class C Shares


                                     GGOCX


                              Institutional Shares


                                      GGOIX


                                 Service Shares


                                     GGOSX


--------------------------------------------------------------------------------
    PERFORMANCE REVIEW
--------------------------------------------------------------------------------
    May 24, 1999-         Fund Total Return
    August 31, 1999       (without sales charge)/1/   S&P MidCap 400 Index/2/
--------------------------------------------------------------------------------
    Class A                       1.30%                       -2.38%
    Class B                       1.80                        -2.38
    Class C                       1.00                        -2.38
    Institutional                 1.30                        -2.38
    Service                       1.20                        -2.38
--------------------------------------------------------------------------------

 /1/The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.

 /2/The unmanaged S&P MidCap 400 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.


--------------------------------------------------------------------------------
   STANDARDIZED TOTAL RETURNS/3/
--------------------------------------------------------------------------------

   For the period ended 6/30/99       Class A   Class B   Class C  Institutional   Service
--------------------------------------------------------------------------------------------
   Since Inception                     0.19%     0.90%     4.90%       6.00%       6.00%
   (5/24/99)
--------------------------------------------------------------------------------------------

/3/The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

--------------------------------------------------------------------------------
   TOP 10 HOLDINGS AS OF 8/31/99
--------------------------------------------------------------------------------

   Holding                        % of Total Net Assets    Line of Business
--------------------------------------------------------------------------------------
   Limited, Inc.                          3.4%             Clothing
   ITT Educational Services, Inc.         2.5              Post-Secondary Education
   Cablevision Systems Corp.              2.5              Media
   Ethan Allen Interiors, Inc.            2.4              Consumer Durables
   American Standard Companies, Inc.      2.3              Industrial Parts
   Insight Communications, Inc.           2.1              Media
   Symbol Technologies, Inc.              2.1              Computer Hardware
   Radian Group                           2.1              Insurance
   Fiserv, Inc.                           2.0              Information Services
   St. Jude Medical, Inc.                 2.0              Medical Products
--------------------------------------------------------------------------------------

   The top 10 holdings may not be representative of the Fund's future investments.

   Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND


     Performance Overview



     Dear Shareholder,

     It is a pleasure to welcome you as a shareholder in the Goldman Sachs

     Growth Opportunities Fund. This annual report covers the brief period from

     May 24, 1999, the Fund's inception, through August 31, 1999.


          Performance Review

          Over the short time period covered by this report (May 24, 1999 through August 31, 1999), the Fund's A, B, C, Institutional and Service share classes generated cumulative total returns, without sales charges, of 1.30%, 1.80%, 1.00%, 1.30% and 1.20%, respectively.
          These returns compare favorably to the Fund's benchmark, the S&P MidCap 400 Index, that generated a cumulative total return of -2.38%.


          Portfolio Composition

          The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. We seek companies that generally fall into these categories: (1) high growth companies with dominant market share in a niche industry, (2) companies that are undergoing fundamental improvements in their business or long-term growth rates, (3) under-followed/under-recognized growth companies whose long-term prospects are underappreciated by Wall Street analysts. We strive to purchase these companies at reasonable valuations, in order to capture the full benefits of their growth. This portfolio is more selective and focused than many mutual funds, as we anticipate typically holding between 55 to 75 holdings.


          Portfolio Highlights

     . St. Jude Medical and Datascope Corp. -- Two of our medical device companies were top performers for the Fund. St. Jude Medical, a maker of heart valves and pacemakers, benefited from excellent sales of its pacemakers as well as high growth of its sales force. Datascope Corp., which makes products for interventional cardiology and anesthesiology, also performed well. We believe these companies exhibit the characteristics that we look for in our portfolio -- they possess a technological advantage in niche industries where they are recognized as leaders.

     . Symbol Technologies -- Symbol Technologies, a leader in bar code technology, appreciated significantly during the reporting period. As the dominant player in its industry, Symbol exhibits many of the key criteria we look for in a technology business, including recurring revenue streams and high margins.

     . QUALCOMM -- QUALCOMM was a top performer for the Fund, boosted by strong demand for products based on its wireless technology. We believe the company is ideally positioned to benefit from the fastest growing wireless communications standard. The Fund liquidated its position in late July, after achieving a significant return.


          Portfolio Outlook

          While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on the U.S. economy. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally peaceful world political environment. We believe that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally, though, we continue to focus on the core business characteristics which provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. We believe that the enduring competitive advantage of the companies we own -- based on the criteria mentioned above -- will withstand even an uncertain market environment.




          Goldman Sachs Equity Investment Team

          New York
          September 3, 1999

Goldman Sachs Growth Opportunities Fund


     The Goldman Sachs Advantage




     Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.




          Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

          What Sets Goldman Sachs Funds Apart?


                                       1
                           ---------------------------
                           Resources and Relationships
                           ---------------------------

          Our porfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.


                                       2
                           ---------------------------
                                In-Depth Research
                           ---------------------------

          Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.


                                       3
                           ---------------------------
                                 Risk Management
                           ---------------------------

          In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.




     To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Statement of Investments
August 31, 1999

  Shares Description                             Value
 Common Stocks - 92.4%
  Apparel - 1.5%
  16,200 Unifi, Inc.*                       $   218,700
 ------------------------------------------------------
  Banks - 3.5%
   8,300 Charter One Financial, Inc.            194,272
   2,100 Marshall & Ilsley Corp.                122,981
   4,600 National Commerce Bancorp               97,462
   1,300 State Street Corp.                      77,838
                                            -----------
                                                492,553
 ------------------------------------------------------
  Chemical - 0.5%
   3,600 Solutia, Inc.                           72,000
 ------------------------------------------------------
  Clothing - 4.6%
  12,600 Limited, Inc.                          477,225
   2,800 Payless ShoeSource, Inc.*              139,650
   1,800 Too, Inc.*                              31,612
                                            -----------
                                                648,487
 ------------------------------------------------------
  Computer Hardware - 2.1%
   8,500 Symbol Technologies, Inc.              295,906
 ------------------------------------------------------
  Computer Software - 2.1%
   2,200 CheckFree Holdings Corp.*               64,350
   7,700 Policy Management*                     235,331
                                            -----------
                                                299,681
 ------------------------------------------------------
  Construction - 1.3%
   4,100 Martin Marietta Materials              187,063
 ------------------------------------------------------
  Consumer Durables - 4.5%
  11,900 Ethan Allen Interiors, Inc.            347,331
   7,000 Masco Corp.                            198,188
   5,000 Shaw Industries, Inc.                  100,000
                                            -----------
                                                645,519
 ------------------------------------------------------
  Consumer Services - 5.4%
   9,400 Cendant Corp.*                         168,612
   2,500 Cintas Corp.                           128,438
  10,300 Kroll O Gara Co.*                      197,631
   5,200 Pittston Brinks Group                  123,825
   2,200 Robert Half International, Inc.*        57,750
   6,600 Service Corp. International             91,163
                                            -----------
                                                767,419
 ------------------------------------------------------
  Drugs - 1.5%
   1,000 Biogen, Inc.*                           76,750
   6,800 Mylan Labs, Inc.                       134,725
                                            -----------
                                                211,475
 ------------------------------------------------------
  Electrical Equipment - 1.5%
   2,800 Sanmina Corp.*                         210,000
 ------------------------------------------------------
  Electrical Utilities - 1.3%
   3,100 AES Corp.*                             188,131
 ------------------------------------------------------

  Shares Description                               Value
 Common Stocks - (continued)
  Energy Resources - 2.9%
   3,600 Kerr McGee Corp.                     $   201,600
   9,600 Louis Dreyfus Natural Gas Corp.*         210,000
                                              -----------
                                                  411,600
 --------------------------------------------------------
  Environmental Services - 1.0%
  11,100 Allied Waste Industries, Inc.*           141,525
 --------------------------------------------------------
  Financial Services - 2.9%
   9,400 Allied Capital Corp.                     212,381
   2,100 Arthur J. Gallagher & Co.                114,713
   8,300 Sovereign Bancorp, Inc.                   83,259
                                              -----------
                                                  410,353
 --------------------------------------------------------
  Food & Beverage - 2.4%
   7,000 Keebler Foods Co.*                       208,687
   7,600 Nabisco Group Holdings Corp.             134,900
                                              -----------
                                                  343,587
 --------------------------------------------------------
  Forest - 0.9%
   6,700 Louisiana Pacific Corp.                  123,950
 --------------------------------------------------------
  Hotel - 1.7%
   5,046 MGM Grand, Inc.*                         247,885
 --------------------------------------------------------
  Industrial Equipment - 1.2%
  10,400 Innotrac Corp.*                          167,700
 --------------------------------------------------------
  Industrial Parts - 2.3%
   8,100 American Standard Companies, Inc.*       332,100
 --------------------------------------------------------
  Industrial Services - 1.4%
   4,600 Grainger W.W., Inc.                      200,388
 --------------------------------------------------------
  Information Services - 5.4%
   2,500 Ceridian Corp.*                           70,000
  10,200 Comdisco, Inc.                           214,838
   3,400 Equifax, Inc.                            103,700
   9,300 Fiserv, Inc.*                            286,556
     900 VeriSign, Inc.*                           97,481
                                              -----------
                                                  772,575
 --------------------------------------------------------
  Insurance - 2.1%
   6,300 Radian Group                             291,769
 --------------------------------------------------------
  Leisure - 0.8%
   4,000 Sun International Hotels, Ltd.*          116,500
 --------------------------------------------------------
  Media - 11.4%
   1,100 AH Belo Corp. Series A                    20,831
   5,000 AMFM, Inc.*                              246,250
   5,000 Cablevision Systems Corp.*               350,000
  10,900 Insight Communications, Inc.*            297,025
  14,900 Sinclair Broadcast Group, Inc.*          242,125
   6,200 Westwood One, Inc.*                      237,925
   5,400 Wink Communications, Inc.*               221,400
                                              -----------
                                                1,615,556
 --------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Statement of Investments (continued)
August 31, 1999

  Shares Description                                  Value
 Common Stocks - (continued)
  Medical Products - 5.2%
  12,700 Acuson Corp.*                           $   200,025
   8,300 Datascope Corp.*                            259,375
   7,800 St. Jude Medical, Inc.*                     282,750
                                                 -----------
                                                     742,150
 -----------------------------------------------------------
  Medical Providers - 3.1%
  28,700 Health Management Association, Inc.*        229,600
   9,300 Hooper Holmes, Inc.                         213,900
                                                 -----------
                                                     443,500
 -----------------------------------------------------------
  Mining - 1.1%
   6,800 Stillwater Mining Co.*                      150,025
 -----------------------------------------------------------
  Motor Vehicle - 1.0%
   3,100 Dana Corp.                                  135,044
 -----------------------------------------------------------
  Oil Refining - 1.0%
   4,600 USX-Marathon Group, Inc.                    143,175
 -----------------------------------------------------------
  Property Insurance - 2.3%
   2,100 AMBAC Financial Group, Inc.                 110,906
   1,800 MBIA, Inc.                                   93,375
   3,000 PMI Group, Inc.                             127,500
                                                 -----------
                                                     331,781
 -----------------------------------------------------------
  Post-Secondary Education - 2.5%
  22,400 ITT Educational Services, Inc.*             350,000
 -----------------------------------------------------------
  Security/Asset Management - 1.2%
   4,400 Legg Mason, Inc.                            168,025
 -----------------------------------------------------------
  Semiconductors - 1.2%
   2,100 Altera Corp.*                                88,463
   1,100 Xilinx, Inc.*                                76,931
                                                 -----------
                                                     165,394
 -----------------------------------------------------------
  Specialty Retail - 1.0%
  13,800 Office Depot, Inc.*                         144,038
 -----------------------------------------------------------
  Telephone - 1.8%
   2,600 NTL, Inc.*                                  255,287
 -----------------------------------------------------------
  Tobacco - 1.7%
   1,366 R.J. Reynolds Tobacco Holdings, Inc.*        37,480
   6,600 UST, Inc.                                   209,137
                                                 -----------
                                                     246,617
 -----------------------------------------------------------
  Wireless - 3.1%
   8,500 Clearnet Communications, Inc.*              134,937
   2,900 Nextel Communications, Inc.*                167,656
   1,900 Telephone & Data Systems, Inc.              132,288
                                                 -----------
                                                     434,881
 -----------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $13,899,033)                             $13,122,339
 -----------------------------------------------------------

  Principal                   Interest Maturity
  Amount                      Rate     Date            Value
 Repurchase Agreement - 4.2%
  Joint Repurchase Agreement
  $600,000                     5.52%   09/01/1999 $   600,000
 ------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $600,000)                                 $   600,000
 ------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $14,499,033)                              $13,722,339
 ------------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $14,499,033)                                                    $13,722,339
  Cash                                                                126,393
  Receivables:
  Investment securities sold                                          306,181
  Dividends and interest                                                5,612
  Fund shares sold                                                    167,397
  Reimbursement from investment adviser                               188,380
 -----------------------------------------------------------------------------
  Total assets                                                     14,516,302
 -----------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                      58,658
  Fund shares repurchased                                              19,229
  Amounts owed to affiliates                                           15,746
  Accrued expenses and other liabilities                              218,094
 -----------------------------------------------------------------------------
  Total liabilities                                                   311,727
 -----------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  14,554,471
  Accumulated undistributed net investment income                       4,476
  Accumulated net realized gain from investment transactions          422,322
  Net unrealized loss on investments                                 (776,694)
 -----------------------------------------------------------------------------
  NET ASSETS                                                      $14,204,575
 -----------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
   Class A                                                             $10.13
   Class B                                                             $10.18
   Class C                                                             $10.10
   Institutional                                                       $10.13
   Service                                                             $10.12
 -----------------------------------------------------------------------------
  Shares outstanding:
   Class A                                                            809,880
   Class B                                                             51,071
   Class C                                                             25,390
   Institutional                                                      515,356
   Service                                                                150
 -----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                1,401,847
 -----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $10.72. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Statement of Operations
For the Period Ended August 31, 1999(a)

  Investment income:
  Dividends                                                        $  12,811
  Interest                                                            18,930
 ----------------------------------------------------------------------------
  Total income                                                        31,741
 ----------------------------------------------------------------------------
  Expenses:
  Registration fees                                                  136,700
  Custodian fees                                                      69,516
  Professional fees                                                   34,741
  Printing fees                                                       28,000
  Management fees                                                     23,911
  Distribution and service fees(b)                                     3,026
  Transfer agent fees(c)                                               2,402
  Service share fees                                                       2
  Other                                                               35,000
 ----------------------------------------------------------------------------
  Total expenses                                                     333,298
 ----------------------------------------------------------------------------
  Less -- expenses reimbursed                                       (303,861)
 ----------------------------------------------------------------------------
  Net expenses                                                        29,437
 ----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                2,304
 ----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment transactions:
  Net realized gain from:
   Investment transactions                                           422,322
  Net change in unrealized loss on:
   Investments                                                      (776,694)
 ----------------------------------------------------------------------------
  Net realized and unrealized loss on investment transactions       (354,372)
 ----------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(352,068)
 ----------------------------------------------------------------------------

 (a) Commencement date of operations was May 24, 1999 for all classes.
 (b) Class A, Class B and Class C had distribution and service fees of $2,204, $598 and $224, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $1,673, $114, $43, $571 and $1, respectively.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Statement of Changes in Net Assets
For the Period Ended August 31, 1999(a)

  From operations:
  Net investment income                                         $     2,304
  Net realized gain from investment transactions                    422,322
  Net change in unrealized loss on investments                     (776,694)
 ---------------------------------------------------------------------------
  Net decrease in net assets resulting from operations             (352,068)
 ---------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                  14,846,644
  Reinvestment of dividends and distributions                            --
  Cost of shares repurchased                                       (290,001)
 ---------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions   14,556,643
 ---------------------------------------------------------------------------
  TOTAL INCREASE                                                 14,204,575
 ---------------------------------------------------------------------------
  Net assets:
  Beginning of period                                                    --
 ---------------------------------------------------------------------------
  End of period                                                 $14,204,575
 ---------------------------------------------------------------------------
  Accumulated undistributed net investment income               $     4,476
 ---------------------------------------------------------------------------

 (a) Commencement date of operations was May 24, 1999 for all share classes.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Growth Opportunities Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Serv-ice. The Fund commenced operations on May 24, 1999.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / deal-er-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 D. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 E. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
 the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 F. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 G. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $14,549,349. Accordingly, the gross unrealized gain on investments was $470,603 and the gross unrealized loss on investments was $1,297,613 resulting in a net unrealized loss of $827,010.

 H. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management ("GSAM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including pro-viding facilities, the adviser is entitled to a fee, computed daily and pay-able monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, in-demnification costs and other extraordinary expenses) to the extent such ex-penses exceed, on an annual basis, 0.00% of the average daily net assets of the Fund. For the period ended August 31, 1999, Goldman Sachs has agreed to reimburse approximately $304,000.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $89,000 for the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: .19% of the average daily net as-sets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $12,000, $2,000, and $2,000 for management, distribution and service and transfer agent fees, respectively.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Notes to Financial Statements (continued)
August 31, 1999
 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the period ended August 31, 1999, were $15,814,609 and $2,337,898, respectively.
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for finan-cial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At August 31, 1999, there were no open futures contracts.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted and a $250,000,000 com-mitted, unsecured revolving line of credit facility. Under the most restric-tive arrangement, the fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under these facilities.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At August 31, 1999, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $600,000 in principal amount. At August 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

                                         Principal    Interest   Maturity    Amortized
        Repurchase Agreements              Amount       Rate       Date         Cost
 ----------------------------------------------------------------------------------------
 Banc of America Securities LLC        $1,300,000,000     5.52% 09/01/1999 $1,300,000,000
 ----------------------------------------------------------------------------------------
 Bear Stearns & Co., Inc.                 300,000,000     5.51  09/01/1999    300,000,000
 ----------------------------------------------------------------------------------------
 Deutsche Bank Securities, Inc.         1,006,800,000     5.50  09/01/1999  1,006,800,000
 ----------------------------------------------------------------------------------------
 Lehman Brothers, Inc.                    300,000,000     5.65  09/01/1999    300,000,000
 ----------------------------------------------------------------------------------------
 Salomon Smith Barney Holdings, Inc.      200,000,000     5.50  09/01/1999    200,000,000
 ----------------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                                  $3,106,800,000
 ----------------------------------------------------------------------------------------

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
 8. CERTAIN RECLASSIFICATIONS AND OTHER MATTERS

 In accordance with Statement of Position 93-2, the Fund has reclassified $2,172 from paid-in capital to accumulated undistributed net investment in-come. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.
   As of August 31, 1999, the Goldman Sachs Group was the beneficial owner of approximately 36% of the outstanding shares of the Fund.

 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the period ended August 31, 1999 is as follows:(a)

                                                  Shares      Dollars
                                                       ---------------
 Class A Shares
 Shares sold                                     837,654  $ 8,891,707
 Reinvestments of dividends and distributions        --           --
 Shares repurchased                              (27,774)    (289,978)
                                                       ---------------
                                                 809,880    8,601,729
 ---------------------------------------------------------------------
 Class B Shares
 Shares sold                                      51,071      529,423
 Reinvestments of dividends and distributions        --           --
 Shares repurchased                                  --            (2)
                                                       ---------------
                                                  51,071      529,421
 ---------------------------------------------------------------------
 Class C Shares
 Shares sold                                      25,390      263,994
 Reinvestments of dividends and distributions        --           --
 Shares repurchased                                  --            (1)
                                                       ---------------
                                                  25,390      263,993
 ---------------------------------------------------------------------
 Institutional Shares
 Shares sold                                     515,358    5,160,020
 Reinvestments of dividends and distributions        --           --
 Shares repurchased                                   (2)         (20)
                                                       ---------------
                                                 515,356    5,160,000
 ---------------------------------------------------------------------
 Service Shares
 Shares sold                                         150        1,500
 Reinvestments of dividends and distributions        --           --
 Shares repurchased                                  --           --
                                                       ---------------
                                                     150        1,500
 ---------------------------------------------------------------------
 NET INCREASE                                  1,401,847  $14,556,643
 ---------------------------------------------------------------------

 (a) Commencement date of operations was May 24, 1999 for all share classes.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

                                          Income from
                                   investment operations(a)       Distributions to shareholders
                                   --------------------------- ------------------------------------
                         Net asset    Net                                 In excess
                          value,   investment    Net realized   From net    of net                  Net increase
                         beginning   income     and unrealized investment investment    From net    in net asset
                         of period   (loss)          gain        income     income   realized gains    value
 FOR THE PERIOD ENDED AUGUST 31,
  1999 - Class A Shares
  (commenced May 24)      $10.00     $(0.01)(e)     $0.14(e)      $ --       $ --         $ --         $0.13
  1999 - Class B Shares
  (commenced May 24)       10.00      (0.03)(e)      0.21(e)        --         --           --          0.18
  1999 - Class C Shares
  (commenced May 24)       10.00      (0.03)(e)      0.13(e)        --         --           --          0.10
  1999 - Institutional
  Shares (commenced May
  24)                      10.00       0.01          0.12           --         --           --          0.13
  1999 - Service Shares
  (commenced May 24)       10.00         --          0.12           --         --           --          0.12
 ---------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

                                                                                 Ratios assuming no voluntary
                                                                             waiver of fees or expense limitations
                                                                             -------------------------------------
                            Net assets                         Ratio of                              Ratio of
   Net asset                at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
   value, end     Total       period    net expenses to    income (loss) to     expenses to          loss to       turnover
   of period    return(b)   (in 000s)  average net assets average net assets average net assets average net assets   rate
     $10.13       1.30%(d)    $8,204          1.44%(c)          (0.27)%(c)         14.15%(c)          (12.98)%(c)    26.53%(d)
      10.18       1.80(d)        520          2.19(c)           (1.04)(c)          14.90(c)           (13.75)(c)     26.53(d)
      10.10       1.00(d)        256          2.19(c)           (1.12)(c)          14.90(c)           (13.83)(c)     26.53(d)
      10.13       1.30(d)      5,223          1.04(c)            0.39(c)           13.75(c)           (12.32)(c)     26.53(d)
      10.12       1.20(d)          2          1.54(c)            0.03(c)           14.25(c)           (12.68)(c)     26.53(d)
------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees ofGoldman Sachs Trust -- Growth Op-portunities Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Growth Opportunities Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the statement of investments, as of August 31, 1999, and the related state-ment of operations, the statement of changes in net assets and the financial highlights for the period presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

 We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Growth Opportunities Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 October 8, 1999

                                                      GOLDMAN SACHS FUND PROFILE


     Goldman Sachs Growth Opportunities Fund




          An Investment Idea for the Long Term

          Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

          Goldman Sachs Growth Opportunities Fund provides investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth and growth of income, primarily through equity securities that, in management's view, offer favorable capital appreciation and/or dividend-paying ability.


          Target Your Needs

          The Goldman Sachs Growth Opportunities Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within the Goldman Sachs Funds family without an additional charge.* (Please note: in general, greater returns are associated with greater risk.)

--------------------------------------------------------------------------------
          Goldman Sachs Funds

          Goldman Sachs Funds offers more
          than 30 investment options for
          global diversification across
          borders, investment styles,
          asset classes and security
          capitalizations.



                             [GRAPHIC APPEARS HERE]

          For More Information

          To learn more about the Goldman Sachs Growth Opportunities Fund and other Goldman Sachs Funds, call your investment professional today.



     * The exchange privilege is subject to termination and its terms are subject to change.>

Goldman Sachs Asset Management 32 OLD SLIP, 17TH Floor, New York, New York 10005


TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Adrien E. Deberghes, Jr., Assistant Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary


GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent


Visit our internet address: www.gs.com/funds





This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Growth Opportunities Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Copyright 1999 Goldman, Sachs & Co. All rights reserved. Date of first use:
October 15, 1999                                          GROPPAR / 5.5K / 10-99